UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                              ---------------------

        Date of Report (Date of earliest event reported): March 27, 2007

                          Gulf Island Fabrication, Inc.
             (Exact name of registrant as specified in its charter)


          Louisiana                     0-22303                 72-1147390
   (State of incorporation)     (Commission File Number)      (IRS Employer
                                                           Identification No.)

                  583 Thompson Road, Houma, Louisiana             70363
               (Address of principal executive offices)         (Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

         Effective March 27, 2007, the Board of Directors amended the Company's By-laws to decrease the size of the Board from nine to eight directors. A copy of the By-laws as amended and restated is attached as an exhibit to this Form 8-K.

Item 9.01         Financial Statements and Exhibits.

         (d)      Exhibits

         3.2 By-laws of the Company as Amended and Restated through March 27, 2007.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              GULF ISLAND FABRICATION, INC.


                                              By:   /s/ Joseph P. Gallagher, III
                                                    ----------------------------
                                                    Joseph P. Gallagher, III
                                                    Vice President - Finance,
                                                     Chief Financial Officer
                                                          and Treasurer
                                                  (Principal Financial Officer
                                                  and Duly Authorized Officer)

Dated:  April 2, 2007

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